ASSETS AND LIABILITIES OF DISPOSAL GROUP	6 Months Ended
Jun. 30, 2024
Disclosure of subsidiaries [abstract]
ASSETS AND LIABILITIES OF DISPOSAL GROUP

18. ASSETS AND LIABILITIES OF DISPOSAL GROUP

Since the ceramic tiles manufacturing business of the Company has experienced significant hurdles due to the significant slowdown of the real estate sector and the impacts of COVID-19 in China, on April 28, 2023, the Company divested of its ceramic tiles manufacturing business, which was conducted through the Company’s two subsidiaries, Jinjiang Hengda Ceramics Co., Ltd. and Jiangxi Hengdali Ceramic Materials Co., Ltd.

Jiangxi Hengdali Ceramics is wholly owned by Jinjiang Hengda Ceramics, which is a wholly owned subsidiary of Stand Best Creation Limited, a Hong Kong company. Stand Best Creation Limited is a wholly owned subsidiary of Success Winner Limited which is 100% owned by the Company (“the Disposition Group”).

On December 30, 2022, Success Winner Limited, Stand Best Creation Limited and New Stonehenge Limited, a British Virgin Islands exempt company which is not affiliate of the Company or any of its directors or officers, entered into certain share purchase agreement (the “Disposition SPA”. Pursuant to the Disposition SPA, New Stonehenge Limited agreed to purchase Stand Best Creation, and in exchange New Stonehenge Limited agreed to issue a 5% unsecured promissory note to Success Winner Limited with principal amount of $8.5 million with a maturity date on the fourth anniversary of its issuance (the “Note”).

The Disposition Transaction has been approved by Company’s shareholders on February 21, 2023. The disposal of the subsidiaries for the ceramic tile manufacturing business were completed on April 28, 2023.

The following table summarizes the carrying value of the assets and liabilities of disposal group at the closing date of disposal. The Company recorded USD 73.8 million gain on disposal of the subsidiaries, which was the difference between the selling price of US$8.5 million and the carrying value of the net assets of the Disposition Group.

As of April 28, 2023
USD’000

Right-of-use assets, net	3,678
Inventories, net	3,558
Trade receivables, net	397
Other receivables and prepayments	399
Cash and bank balances	35
Accrued liabilities and other payables	(2,640)
Amounts owed to related parties	(4,835)
Lease liabilities	(2,664)
Taxes payable	(11)

The financial performance and cash flow information of disposed group for the six months ended June 30, 2023 was as following:

Six Months Ended June 30, 2023
USD’000
Financial performance

Net sales	390

Cost of goods sold	1,091

Gross loss	(701)

Other income	825
Selling and distribution expenses	(219)
Administrative expenses	(207)
Bad debt Reversal (expense)	144
Finance costs	(42)

Loss before taxation	(200)

Gain on disposal of discontinued operations	10,659
Income tax expense	-

Net loss for the year from discontinued operations	10,459

Cash flow information

Net cash generated from operating activities from discontinued operations	2,038

Net cash used in investing activities from discontinued operations	-

Net cash used in financing activities from discontinued operations	(2,064)

Net (decrease) increase in cash and cash equivalents from discontinued operations	(26)